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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of American Bio Medica Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on August 7, 2002 (the "Report"), I, Keith E. Palmer, Chief Financial Officer and Vice President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                   (1)   The Report fully complies with the requirements of
                         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Keith E. Palmer
                                                     -------------------
                                                     Keith E. Palmer
                                                     Chief Financial Officer and
                                                     Vice President

                                                     August 7, 2002